Corporate Presentation June 2022 Developing Therapeutic Antibodies Targeting Allergic, Inflammatory and Proliferative Disease Exhibit 99.1

Disclaimer This presentation contains forward-looking statements. All statements other than statements of historical fact contained in this presentation, including statements regarding the financial position of Allakos Inc. (“Allakos,” the “Company,” “we” or “our”); the generation of future value; business strategy; plans and objectives for future operations; our expectations regarding the potential benefits, activity, effectiveness and safety of our product candidates; our expectations with regard to the initiation, design, timing and results of our clinical studies, preclinical studies and research and development programs, including the timing and availability of data from such studies; our preclinical, clinical and regulatory development plans for our product candidates, including the timing or likelihood of regulatory filings and approvals for our product candidates; the size of the market opportunity for our product candidates in the diseases we are targeting; and our expectations with regard to our ability to acquire, discover and develop additional product candidates and advance such product candidates into, and successfully complete, clinical studies, are forward-looking statements. Allakos has based these forward-looking statements on its estimates and assumptions and its current expectations and projections about future events. The words ‘‘anticipate,’’ ‘‘believe,’’ ‘‘continue,’’ ‘‘could,’’ ‘‘estimate,’’ ‘‘expect,’’ ‘‘intend,’’ ‘‘may,’’ ‘‘plan,’’ ‘‘potential,’’ ‘‘predict,’’ ‘‘project,’’ ‘‘target,’’ ‘‘should,’’ ‘‘would,’’ and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. The Company may not actually achieve the plans, intentions, or expectations disclosed in these forward-looking statements, and you should not place undue reliance on these forward-looking statements. The forward-looking statements included in this presentation speak only as of the date of this presentation and are subject to a number of risks, uncertainties, and assumptions, including, but not limited to: the Company’s stages of clinical drug development; the Company’s ability to timely complete clinical trials for, and if approved, commercialize lirentelimab (AK002), its lead compound; the Company’s ability to obtain required regulatory approvals for its product candidates; uncertainties related to the enrollment of patients in its clinical trials; the Company’s ability to demonstrate sufficient safety and efficacy of its product candidates in its clinical trials; uncertainties related to the success of later-stage clinical trials, regardless of the outcomes of preclinical testing and early-stage trials; market acceptance of the Company’s product candidates; uncertainties related to the projections of the size of patient populations suffering from some of the diseases the Company is targeting; the Company’s ability to advance additional product candidates beyond AK002; the Company’s ability to obtain additional capital to finance its operations; and other risks described in the “Risk Factors” section included in our periodic filings that we have made and will make with the Securities and Exchange Commission (“SEC”). In addition, Allakos operates in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for Allakos’s management to predict all risks, nor can Allakos assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements that Allakos may make. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this presentation are inherently uncertain and may not occur, and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Accordingly, you should not rely upon forward-looking statements as predictions of future events. Allakos does not undertake any obligation to update or revise any forward-looking statements, to conform these statements to actual results or to make changes in Allakos’ expectations, except as required by law. Accuracy of Data: This presentation contains statistical data based on independent industry publications or other publicly available information, as well as other information based on Allakos’s internal sources. We have not independently verified the accuracy or completeness of the data contained in these industry publications and other publicly available information. Accordingly, Allakos makes no representations as to the accuracy or completeness of that data. Additional Information: The Company has filed and will file Current Reports on Form 8-K, Quarterly Reports on Form 10-Q, and Annual Reports on Form 10-K, and other documents with the SEC. You should read these documents for more complete information about the Company. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. This presentation concerns products that are under clinical investigation and which have not yet been approved for marketing by the U.S. Food and Drug Administration. It is currently limited by federal law to investigational use, and no representation is made as to its safety or effectiveness for the purposes for which it is being investigated.

Novel Targets for the Treatment of Inflammatory Diseases Lirentelimab (anti-Siglec-8) mAb that has potent eosinophil depletion and inhibits mast cells Lirentelimab Active & Well Tolerated Molecule AK006 (anti-Siglec-6) mAb that selectively and potently inhibits mast cells, including KIT-mediated signaling AK006 Optimized for Mast Cell Inhibition Two antibodies with novel mechanisms of action Novel Biology Potential In Multiple Inflammation & Immunology Indications Atopic Dermatitis Chronic Urticaria EGIDs Asthma Significant Commercial Opportunity Target two key pathogenic cells shown to be highly relevant in Inflammation & Immunology Focused on Suppressing Immune Cell Activation Lirentelimab is an investigational medicine that is being studied for the treatment of EGIDs, atopic dermatitis, and chronic spontaneous urticaria.  Its efficacy and safety risk profile have not been established and it has not been approved by the FDA or other health authority for any use.

Mast Cells and Eosinophils Are Key Drivers of Inflammatory Disease IL-13

5

Allakos Pipeline

Antibody Program	Indication	Discovery	Preclinical	Phase 1	Phase 2	Phase 3	Registration	Milestone
Active Lirentelimab (AK002) Trials	Atopic Dermatitis							Initiated 4Q 2021; Topline expected 2H 2023
	Chronic Spontaneous Urticaria							Initiation mid-2022; Topline expected 2H 2023
	EoD: EoDyssey							Topline data expected Q3 2022
Completed Lirentelimab (AK002) Trials	EG and/or EoD: ENIGMA1							Completed 2019
	EG and/or EoD: ENIGMA2							Completed 2021
	EoE: KRYPTOS							Completed 2021
	Chronic Urticaria							Completed 2019
	Severe Allergic Conjunctivitis							Completed 2019
	Indolent Systemic Mastocytosis							Completed 2019
AK006 (Anti-Siglec-6)	Inflammatory Diseases							IND expected 1H 2023
AK007 (Undisclosed Target)	Inflammation							Ongoing
	Immuno-Oncology							Ongoing

EG = Eosinophilic Gastritis; EoD = Eosinophilic Duodenitis; EoE = Eosinophilic Esophagitis

Allakos

Significant Opportunity Exists to Treat Inflammation & Immunology Rheumatoid Arthritis Psoriasis Ulcerative Colitis Crohn’s Disease Asthma Atopic Dermatitis Chronic Spontaneous Urticaria Eosinophilic Gastrointestinal Disorders 2021 Estimated WW Sales ~$30 bn ~$24 bn ~$8 bn ~$14 bn ~$8 bn ~$5 bn ~$0.5 bn TBD* U.S. Prevalence Moderate-to Severe 1 million 1.2 million 350 thousand 700 thousand ≥1 million 6.6 million 1.7 million 500 thousand – 2 million Market Maturity FDA Approved Agents by Target TNF-α: 6 IL-6R: 3 JAK: 3 IL-1R: 1 CD20: 1 CD86: 1 TNF-α: 4 IL-17: 3 IL-23: 3 IL12/IL-23: 1 PDE-4: 1 TNF-α: 4 α4β7: 1 JAK: 1 IL12/IL-23: 1 S1P: 1 TNF-α: 4 α4β7: 2 IL12/IL-23: 1 IgE: 1 IL-5: 3 IL-4/IL-13: 1 TSLP: 1 IL-4/IL-13: 1 IL-13: 1 IgE: 1 IL-4/IL-13: 1 Lirentelimab Clinical Development Mature Less Mature More Mature Immature * the first EoE drug was approved in May 2022.

Lirentelimab: Siglec-8 mAb That Depletes Eosinophils and Inhibits Mast Cells

Lirentelimab: Siglec-8 mAb That Depletes Eosinophils and Inhibits Mast Cells Lirentelimab shows eosinophil depletion and mast cell inhibition in humans: Rapid and complete depletion of eosinophils via ADCC Inhibition of mast cell activation via multiple stimuli including IL-33, TSLP, IgE, MRGPRX-2, TLR and others Established human safety risk profile with both IV & SC options First-in-class mechanism of action allows differentiation in multiple therapeutic areas Development is focused on diseases with strong scientific rationale and significant market opportunities: Atopic Dermatitis, Chronic Spontaneous Urticaria, Eosinophilic Gastrointestinal Diseases, Asthma

Sustained Depletion of Blood Eosinophil Counts Phase 2 ENIGMA1 Study and Open-Label Extension Time on Treatment (Weeks)b Dose Eosinophilsa (Cells/µL) Median ±IQR 800 500 250 0 BL 56 53 55 53 53 55 53 50 48 46 44 44 36 33 n SOURCE: Dellon ES, et al. New England Journal of Medicine. 2020;383:1624-1634. a . Blood eosinophils collected just prior to each infusion b. Inclusive of Lirentelimab exposure during the open-label portion of the Phase 2 ENIGMA 1 study

Lirentelimab Broadly Inhibits Mast Cell Activation Lirentelimab Inhibits IL-33-Mediated Mast Cell Activation Transcriptome of IL-33-Activated Mast Cells Phospho-Proteome of IgE-Activated Mast Cells SOURCE: Schanin, J et al. Mucosal Immunology. 2020: 366-376 SOURCE: Korver, W et al. Frontiers in Immunology 2022: 833728 Lirentelimab Inhibits IgE-Mediated Mast Cell Activation

Lirentelimab for Atopic Dermatitis

Biopsies of Atopic Dermatitis Lesions Show Evidence of Mast Cell and Eosinophil Activity Immune Cell Numbers Disease Biomarkers Mast Cell Activation CCL26 / Eotaxin-3 CCL17 / TARC CPA3 Eosinophils Mast Cells SOURCE: Youngblood, BA et al JCI Insights 2019: 126219; Schanin, J et al Mucosal Immunology 2020: 366-376

Lirentelimab Reduced Clinically-Relevant Cytokines in Phase 1 Severe Allergic Conjunctivitis Study SOURCE: Anesi, S. et al. Journal of Allergy and Clinical Immunology 2022 Ocular Inflammation via Tear Cytokines Last Dose Last Dose Last Dose Last Dose IL-4 IL-13 CCL26 / Eotaxin-3 CCL3 / MIP-1

14

Lirentelimab Improved Atopic Dermatitis Symptoms in ENIGMA2 and SAC Studies


Atopic Dermatitis
(ENIGMA2)
Atopic Dermatitis
(Open-Label SAC Study)
Median % Change from BL
Weeks 21-22
0%
-20%
-40%
-60%
-80%
-63%
-12%
-56%
Lirentelimab
(n=5)
Placebo
(n=4)
Lirentelimab
(n=11)

SOURCE:ENIGMA2 data on file, Post-hoc exploratory analysis; SAC Study prospective analysis from Anesi, S. et al. Journal of Allergy and Clinical Immunology 2022

Allakos

Phase 2 Atopic Dermatitis Study Design Multi-center, randomized, DB, placebo-controlled Chronic disease that has been present ≥3 years EASI score ≥16 Involvement of ≥10% of body surface area IGA score ≥3 Inadequate control by topical treatments Includes patients with prior biologics treatment 130 adult patients (1:1 randomization) 300 mg Q2W subcutaneous lirentelimab (n=65) Placebo (n=65) Primary Endpoint Proportion of patients who achieve eczema area and severity index (EASI)-75 at week 14 Key Secondary Endpoints Percent change in EASI from baseline to week 14 Proportion of patients who achieve an IGA score of 0 or 1 AND a ≥2-point improvement in Investigator Global Assessment (IGA) at week 14 Study Design Endpoints

Atopic Dermatitis Landscape Drug Name MOA EASI-75 Response IGA Response Opportunity Dupixent® (Dupilumab) Anti IL-4/IL-13R mAb 44 – 51% vs. 12 – 15% placebo1 36 – 38% vs. 9 – 10% placebo1 >50% of patients continue to have symptoms Conjunctivitis in ~26%1 Q2W dosing1 Adbry™ (Tralokinumab) Anti IL-13 mAb 25 – 33% vs. 10 – 13% placebo2 16 – 21% vs. 7 – 9% placebo1 >50% of patients continue to have symptoms Conjunctivitis in ~10%2 Q2W dosing2 Rinvoq® (Upadacitinib) JAK Inhibitor 60 – 80% vs. 13 – 16% placebo3 39% – 62% vs. 5% – 8% placebo3 Black box warnings for: major cardiac events, infections, malignancies3 Cibinqo™ (Abrocitinib) JAK Inhibitor 40 – 62% vs. 10 – 12% placebo4 24% – 44% vs. 8% – 9% placebo4 Black box warnings for: major cardiac events, infections, malignancies4 SOURCE: 1.) Halling A et al. J Am Acad Dermatol. 2021 Jan;84(1):139-147.2.) Adbry Label 3.) Rinvoq Label 4.) Cibinqo Label

Lirentelimab for Chronic Urticaria

Phase 2a Chronic Urticaria Study Open-label study in patients with Chronic Urticaria (CU) Uncontrolled CU (UCT <12) at the time of enrollment Diagnosis of CU for at least three months, refractory to antihistamine treatment on 1 to 4x labeled dosage 45 patients – 4 cohorts Omalizumab-naïve Chronic Spontaneous Urticaria (CSU) Omalizumab-refractory CSU Cholinergic urticaria Symptomatic Dermographism 6 monthly doses 0.3 mg/kg starting AK002 dose; increased to 1.0 mg/kg (dose 2 and 3); if UCT <12, increased to 3.0 mg/kg (dose 4, 5, and 6) Primary Endpoint Change in Urticaria Control Test (UCT) Week 22 from Baseline Key Secondary Endpoints Change in UAS7 (for CSU patients) Safety and tolerability Study Design Endpoints SOURCE: Altrichter S et al. J Allergy Clin Immunol 2022

19

Symptom Improvement by UAS7 with Lirentelimab in CSU

Chronic Spontaneous Urticaria


Omalizumab Naïve
(n=13)
UAS7
Mean Score ±95% CI
40
30
20
10
0
***
18.5
-75%
4.6
Baseline
Week 22


Omalizumab Refractory
Receiving All 6 Doses (n=7)
UAS7
Mean Score ±95% CI
40
30
20
10
0
**
28.4
-61%
11.2
Baseline
Week 22

UAS7 is a validated patient-reported outcome recording the intensity of pruritus (Weekly Itch Severity Score) and the number of wheals (Weekly Hives Severity Score); weekly score range is 0 to 21. UAS7 total scores range from 0 to 42, with lower scores representing fewer symptoms (UAS7 0 = no itch or wheals; UAS7 42 = maximal itch and wheals).

SOURCE:Altrichter S et al. J Allergy Clin Immunol 2022

Allakos

Endpoint Baseline Omalizumab Naïve Week 22 Average UAS7 Score 18.5 4.6 (-75%) Patients with UAS7 ≤ 6 0 (0%) 8/13 (62%) Patients with UAS7 = 0 0 (0%) 7/13 (54%) Patients with ISS7 = 0 0 (0%) 7/13 (54%) Patients with HSS7 = 0 0 (0%) 10/13 (77%) Lirentelimab UAS7 Results in Patients with CSU UAS7 is a validated patient-reported outcome recording the intensity of pruritus (Weekly Itch Severity Score) and the number of wheals (Weekly Hives Severity Score); weekly score range is 0 to 21. UAS7 total scores range from 0 to 42, with lower scores representing fewer symptoms (UAS7 0 = no itch or wheals; UAS7 42 = maximal itch and wheals). SOURCE: Altrichter S et al. J Allergy Clin Immunol 2022

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High UCT Response Rate Observed in Multiple Forms of Urticaria

Indication	UCT Baseline	UCT Complete Responders
Chronic Spontaneous Urticaria		
– Naïve (n=13)	3.2	92%
– Xolair Refractory (n=7)[1]	3.1	57%
Cholinergic Urticaria (n=11)	5.4	82%
Symptomatic Dermographism (n=10)	5.7	40%

Urticaria Control Test (UCT) is a validated 4-item questionnaire that asks patients to retrospectively score four items, on a scale from 0 to 4, the impact of urticaria symptoms on morbidity, quality of life, quality of treatment, and overall disease control over the previous 4 Weeks. UCT ranges 0 to 16 (0=worst possible). UCT complete response: ≥3-point improvement from baseline and score ≥12.

1.) Xolair refractory patients who received all 6 doses
SOURCE: Altrichter S et al. J Allergy Clin Immunol 2022; Altrichter S, et al. ACAAI 2019 Presentation.

Allakos

Safety Risk Profile Summary No drug-related serious adverse events observed Most common adverse event (AE) was mild to moderate infusion-related reactions (IRRs) (flushing, feeling of warmth, headache, nausea, or dizziness) 36% IRRs rate on first infusion 6% IRRs rate on subsequent infusions SOURCE: Altrichter S et al. J Allergy Clin Immunol 2022

Phase 2b Chronic Spontaneous Urticaria Study Multi-center, randomized, DB, placebo-controlled Active moderate-to-severe symptoms CSU diagnosis with onset ≥6 months prior to screening Diagnosis of CSU refractory to antihistamines Presence of itch and hives despite current use of antihistamines UAS7 score ≥16 and HSS7 score ≥8 at baseline Includes patients with prior biologics treatment 110 adult patients (1:1 randomization) 300 mg Q2W subcutaneous lirentelimab (n=55) Placebo (n=55) Primary Endpoint Change from baseline in UAS7 at week 12 Key Secondary Endpoints Absolute change in ISS7 Absolute change in HSS7 Proportion of patients with UAS7=0 Study Design Endpoints

Chronic Spontaneous Urticaria Landscape Drug Name MOA UAS7 Response Opportunity Xolair® (omalizumab) Anti-IgE mAb 150 mg1 300 mg1 Placebo1 >50% of patients continue to have symptoms Black box for anaphylaxis1 UAS7 -14.4 (-48%) -20.8 (-66%) -8.0 (-26%) UAS7=0 15% 36% 9% Dupixent® (Dupilumab) Anti IL-4/IL-13R mAb -20.5 (-65%) vs. -12.0 (-37%) placebo2 Q2W dosing No improvement in Xolair failures3 CDX-0159 Anti KIT mAb TBD Impacts on spermatogenesis & hair color reported4 SOURCE: 1.) Xolair Label; UAS7 scores are calculated change from baseline and percentage change; 2.) Sanofi PR 7/29/21 3.) Sanofi PR 2/18/22 4.) Celldex Presentation 7/12/21

Lirentelimab for Severe Allergic Conjunctivitis

26

Severe Allergic Conjunctivitis Phase 1b Study

Study Design

- Open-label study in patients with SAC
- Diagnosis of AKC, VKC or PAC
- Average total ACS score of 15 or more from ≥14 daily questionnaires during 4-week screening
- 29 patients – 3 cohorts
  - Atopic keratoconjunctivitis
  - Vernal keratoconjunctivitis
  - Perennial allergic conjunctivitis
- 6 monthly doses
- 0.3 mg/kg starting dose, followed by 1.0 mg/kg then either 1.0 mg/kg or 3.0 mg/kg, based on symptoms

Endpoints

- **Primary Endpoint**
  - Safety and tolerability
- **Key Secondary Endpoints**
  - Allergic Conjunctivitis Symptom (ACS) PRO:
    - Itching, photophobia, foreign body sensation, ocular pain, and lacrimation
  - Ocular Symptom Score (OSS) Investigator assessment:
    - Itching, redness, tearing, and chemosis
  - Atopic comorbidities assessment:
    - Atopic dermatitis, asthma, rhinitis

SOURCE: Anesi, S. et al. Journal of Allergy and Clinical Immunology 2022

Allakos

27

Improvements in Allergic Conjunctivitis Signs & Symptoms


Patient Reported
Median Total ACS
30
20
10
0
23.0
5.1
-78%
Baseline
Weeks 21-22
Investigator Assessment
Median Total OSS
10
8
6
4
2
0
7.0
2.0
-71%
Baseline
Day 140
All Subjects (n=29)

SOURCE: Anesi, S. et al. Journal of Allergy and Clinical Immunology 2022. Leonardi A, et al. EAACI 2020 Presentation.

Allakos

Improvements Observed Across Signs & Symptoms Symptom Median % Δ from BL to Wk 21-22 Allergic Conjunctivitis Symptom (ACS) Patient Reported - Daily Itching -74% Light Sensitivity -57% Eye Pain -75% Foreign Body Sensation -80% Watering Eyes -76% Symptoms & Signs Median % Δ from BL to Day 140 Ocular Symptom Score (OSS) Investigator Assessment - Monthly Itching -67% Redness -67% Tearing -50% Chemosis -100% SOURCE: Anesi, S. et al. Journal of Allergy and Clinical Immunology 2022. Leonardi A, et al. EAACI 2020 Presentation.

Severe Allergic Conjunctivitis Safety Risk Profile Summary No drug related serious adverse events (SAEs) observed Most common adverse event was mild to moderate infusion-related reactions (IRRs; flushing, feeling of warmth, headache, nausea, or dizziness) 16.7% IRRs rate on first infusion 0.7% IRRs rate on subsequent infusions SOURCE: Anesi, S. et al. Journal of Allergy and Clinical Immunology 2022

Lirentelimab for Eosinophilic Gastrointestinal Disorders

Lirentelimab for Eosinophilic Gastrointestinal Disorders Eosinophilic Esophagitis (EoE) and Eosinophilic Gastritis and Eosinophilic Duodenitis (EG/EoD) are characterized by chronic inflammation of the gastrointestinal tract The Phase 2 study in EG and/or EoD (ENIGMA1) met all primary and secondary endpoints compared to placebo and was published in the New England Journal of Medicine1 The Phase 2/3 study in EoE (KRYPTOS) and Phase 3 study in EG and/or EoD (ENIGMA2) both achieved histologic co-primary endpoint but missed symptomatic co-primary endpoint The Phase 3 study in EoD (EoDyssey) is fully enrolled and will report topline data in 3Q 2022 1.) Dellon ES, et al. New England Journal of Medicine. 2020;383:1624-1634.

EGID Biopsies Have Elevated and Activated Eosinophils & Mast Cells Eosinophils and mast cells both appear to play a pathogenic role in EGIDs Lirentelimab is a novel investigational therapy that directly targets eosinophils and mast cells SOURCE: Youngblood B, et al. JCI Insights. 2019 Eosinophils 10 8 6 4 2 0 Mast Cells 15 10 5 0 % of CD45+ Viable Cells Esophagus Normal EoE Normal EoE Mast Cells 12 8 4 0 Eosinophils 12 8 4 0 Stomach Normal EG Normal EG *p<0.05 Eosinophils 60000 40000 20000 0 CD11b Normal EG 8000 4000 2000 0 6000 CD49d Normal EG Expression (MFI) CD63 3000 2000 1000 0 150000 100000 50000 0 IgE Mast Cells Normal EG Normal EG *p<0.05

33

ENIGMA2 Phase 3 EG/EoD Study Design

Study Design

- Multi-center, randomized, DB, placebo-controlled
- Active moderate to severe symptoms
- Biopsy confirmed EG and/or EoD
  - Stomach: ≥30 eos/high powered field (hpf) in 5 hpfs
  - Duodenum: ≥30 eos/hpf in 3 hpfs
- 180 adult patients (1:1 randomization)
  - Lirentelimab 1 + 3 + 3 + 3 + 3 + 3 mg/kg (n = 91)
  - Placebo (n = 89)
- 6 monthly doses
- Open-label extension

Endpoints

- **Histologic Co-Primary Endpoint**
  - Proportion of tissue histologic responders:
    - Stomach: ≤4 eos/hpf in 5 hpfs, and/or
    - Duodenum: ≤15 eos/hpf in 3 hpfs
- **Symptom Co-Primary Endpoint**
  - Absolute change in patient reported TSS-6
- **Key Secondary Endpoints**
  - Percent change in TSS-6 from baseline
  - Proportion of patients achieving ≥50% and ≥70% improvement in TSS-6

Allakos

ENIGMA2 Phase 3: Co-Primary Endpoints Histology Co-Primary Endpoint Symptom Co-Primary Endpoint Proportion of Patients Achieving EG/EoD Histologic Response1 at Week 24 1.) Eosinophil response criteria: ≤4 eos/hpf in top 5 gastric hpfs and/or ≤15 eos/hpf in top 3 duodenal hpfs. 2.) TSS6 Symptoms: abdominal pain, nausea, early satiety, loss of appetite, bloating, abdominal cramping * Difference from placebo p-values <0.0001 derived using Fisher’s Exact Test † LS Means derived from ANCOVA model Lirentelimab Placebo * (77/91) (4/89) % of Patients Lirentelimab (n=91) Placebo (n=89) 27.7 29.5 BL TSS = Absolute Change in Total Symptom Score2 at Weeks 23-24 † LS Mean Change from BL

Patient Baseline Demographics & Characteristics: Site Comparison Patient Characteristics Ph2 ENIGMA1 (E1) Ph3 ENIGMA21 Patient Characteristics n=65 E1 Sites n=81 Non-E1 Sites n=99 Age, median years (range) 40 (18-74) 45 (18-77) 40 (17-78) Female sex, % (n) 62% (40) 59% (48) 70% (69) History of EoE, % (n) 54% (35) 27% (22) 20% (20) History of EG or EoD, % (n) 80% (52) 47% (38) 17% (17) History of IBS, % (n) 3% (2) 31% (25) 44% (44) History and background corticosteroid use, % (n) 42% (27) 43% (35) 30% (30) Baseline use of physician prescribed diet regimen, % (n) 17% (11) 14% (11) 5% (5) Gastric/duodenal eos/hpf in top 5/3 hpfs, mean ± SD 84 ± 52 70 ± 53 50 ± 25 Screening blood eos cells/µL, median (IQR) 330 (160-720) 250 (170-665) 180 (110-290) Screening IgE kU/L, median (IQR) 141 (44-361) 72 (29-166) 58 (17-165) Baseline Total Symptom Score (TSS) [0-60], mean ± SD 28 ± 12 29 ± 12 29 ± 11 1.) Retrospective sub-group analysis

36

Consistent Effects Observed in Patients from ENIGMA1 Sites

Post-Hoc Analysis

Mean Change in TSS6 from Baseline at End of Treatment[1]


Phase 2 ENIGMA (E1)
Phase 3 ENIGMA2: E1 Site Pts
Mean TSS6 Change from BL
0
-4
-8
-12
-16
-20
-16.6*
-8.1
*p<0.05
-14.2*
-8.0
*p<0.05
Lirentelimab (n=20)
Placebo (n=20)
Lirentelimab (n=38)
Placebo (n=34)

BL TSS6 =	29.7	28.1	29.4	27.8

1.) Retrospective sub-group analysis. ENIGMA1: mean TSS6 change from BL to Weeks 13-14; ENIGMA2: mean TSS6 change from BL to Weeks 23-24.
*LS Means and p-values derived from ANCOVA/MMRM models

SOURCE: Dellon ES, et al. New England Journal of Medicine. 2020;383:1624-1634; ENIGMA2 data on file

Allakos

ENIGMA2 Safety Risk Profile Summary No drug-related Serious AEs Safety risk profile overall was consistent with previously reported safety risk profile in ENIGMA1 and other lirentelimab studies to date n (%) of Patients Lirentelimab (n=91) Placebo (n=89) ≥1 Treatment-Emergent Adverse Event (TEAE) 65 (71.4%) 57 (64.0%) Infusion related reaction 31 (34.1%) 12 (13.5%) Fatigue 5 (5.5%) 1 (1.1%) Treatment-Emergent AEs in ≥5% of Patients1 1.) Safety summary during the randomized phase of the study

38

KRYPTOS Phase 2/3 EoE Study Design

Study Design

- Multi-center, randomized, DB, placebo-controlled
- Active moderate to severe symptoms
  - Dysphagia Symptom Questionnaire (DSQ) ≥12
- Biopsy confirmed EoE
  - Esophagus: ≥15 eos/high power field (hpf) in 1 hpf
- 276 patients dosed (1:1:1 randomization)
  - High dose lirentelimab 1 + 3 + 3 + 3 + 3 + 3 mg/kg (n=91)
  - Low dose lirentelimab 1 + 1 + 1 + 1 + 1 + 1 mg/kg (n=93)
  - Placebo (n=92)
- 6 monthly doses
- Included adolescents (ages 12-17)
- Open-label extension

Endpoints

- **Histologic Co-Primary Endpoint**
  - Proportion of tissue eosinophil responders:
    - Esophagus: ≤6 eos/hpf in peak hpf
- **Symptom Co-Primary Endpoint**
  - Absolute change in Dysphagia Symptom Questionnaire (DSQ) score
- **Secondary Endpoints**
  - Percent change in DSQ from baseline
- **Other Analyses of Interest**
  - Activity in adolescents
  - Open-label extension

Allakos

KRYPTOS Phase 2/3: Co-Primary Endpoints Histology Co-Primary Endpoint Symptom Co-Primary Endpoint High Dose * (80/91) (86/93) Low Dose Lirentelimab * Placebo (10/92) % of Patients Proportion of EoE Eosinophil Responders (≤6 eos/hpf at Week 24) * Difference from placebo p-values <0.0001 derived using Fisher’s Exact Test † LS Means and HD lirentelimab from placebo p-values derived from ANCOVA model LS Mean Change from BL 35.2 34.2 36.4 BL DSQ = High Dose (n=91) Low Dose (n=93) Placebo (n=92) Lirentelimab p=0.2372 † Absolute Change in DSQ at Weeks 23-24

40

Adolescents Demographics and Patient Characteristics

Patient Characteristics	Lirentelimab Phase 2/3 NCT04322708 Overall (n=276)	Lirentelimab Phase 2/3 NCT04322708 Adolescents (n=51)	Dupilumab Phase 3 Part A[1] NCT03633617 Total (n=81)	Dupilumab Phase 3 Part B[2] NCT03633617 Total[a] (n=159)
Age, years, mean ± SD	33 ± 15	15 ± 2	31.5 ± 14	28 ± 13
Female sex, % (n)	37% (103)	22% (11)	40% (32)	32% (51)
Duration of EoE, years, mean ± SD	6.2 ± 6.5	6 ± 4	5.0 ± 4.4	5.4 ± 4.6
History of atopy[b], % (n)	75% (208)	88% (45)	84% (68)	88% (140)
History of swallowed topical steroid for EoE[c], % (n)	26% (71)	51% (26)	74% (60)	70% (111)
PPI use[c], % (n)	69% (191)	94% (48)	100% (81)	100% (159)
Food elimination diet at screening, % (n)	11% (30)	24% (12)	41% (33)	38% (60)
Peak esophageal eosinophil counts/hpf, mean ± SD	60 ± 34	68 ± 32	89 ± 48	87 ± 44
Peripheral blood eos cells/μL, median (IQR) mean ± SD	300 (210 - 460) 357 ± 227	395 (252.5 - 635) 467 ± 285	– 460 ± 230	400 (300 - 500) –
Serum IgE, kU/L, median (IQR) mean ± SD	96 (39 - 275) 260 ± 462	213 (98 - 535) 513 ± 807	105 (50 - 350) –	130 (50 - 350) –
Baseline DSQ [0-84], mean ± SD	35 ± 12	35 ± 13	34 ± 12	37 ± 11

SOURCE: 1. Dellon ES, et al. Presentation at UEGW 2020; 2. Rothenberg ME, et al. Presentation at AAAAI 2022.
A. Pooled data were estimated based on the data by arm presented; B. Asthma, allergic rhinitis, atopic dermatitis and/or food allergy;
C. Lirentelimab Phase 2/3 study adolescent prior treatment data were collected post-hoc from chart reviews; Dupilumab PPI data inferred based on their study protocol

Allakos

Greater Activity Observed in Adolescents Pre-specified Analysis Absolute Change in DSQ at Weeks 23-24 Percent Change in DSQ at Weeks 23-24 *p=0.1316 Lirentelimab 34.1 34.6 35.2 BL DSQ = Placebo (n=16) High Dose (n=15) Low Dose (n=16) Lirentelimab Placebo (n=16) High Dose (n=15) Low Dose (n=16) *p=0.0474 * LS Means and HD lirentelimab from placebo p-values derived from ANCOVA model; Observed data Mean Change in DSQ Percent Change in DSQ

KRYPTOS Safety Risk Profile Summary n (%) of Patients HD Lirentelimab (n=91) LD Lirentelimab (n=93) Placebo (n=92) ≥1 Treatment-Emergent Adverse Event (TEAE) 61 (67.0%) 65 (69.9%) 53 (57.6%) Infusion related reaction 35 (38.5%) 24 (25.8%) 11 (12.0%) Headache 6 (6.6%) 8 (8.6%) 6 (6.5%) Drug-related Serious AEs: 2 patients on HD lirentelimab, 1 patient on Placebo Safety risk profile overall was consistent with previously reported safety risk profile in ENIGMA and other lirentelimab studies to date Treatment-Emergent AEs in ≥5% of Patients1 1.) Safety summary during the randomized phase of the study

EoD Phase 3 Study Design Multi-center, randomized, double-blind, placebo-controlled study in EoD Active moderate to severe symptoms Biopsy confirmed EoD ± colonic involvement Duodenum: ≥30 eos/hpf in 3 hpfs Stomach: <30 eos/high powered field (hpf) in 5 hpfs (Do NOT have EG) Colonic involvement assessed by colonoscopy: biopsies collected from terminal ileum, colon (ascending, transverse, descending, sigmoid) and rectum 93 adult patients (1:1 randomization) 6 monthly doses 3.0 mg/kg lirentelimab Placebo Histologic Co-Primary Endpoint Proportion of responders: Duodenum: ≤ 15 eos/hpf in 3 hpfs Symptom Co-Primary Endpoint Absolute change in patient reported TSS-6 Key Secondary Endpoints Percent change in tissue eosinophil counts Treatment responders: patients who achieve tissue eosinophil thresholds AND >30% improvement in TSS Exploratory: change in colonic eosinophil counts Study Design Endpoints

AK006: Siglec-6 mAb that Selectively and Potently Inhibits Mast Cells

AK006 is a humanized IgG1 agonistic Siglec-6 mAb that selectively inhibits mast cells and reduces their numbers: Represents the first mast cell-specific antibody in development Inhibition of both IgE-dependent and IgE-independent mast cell activation Reduction of mast cells via Fc-dependent mechanism First-in-human study planned 1H 2023 Mast Cell Inhibition AK006: Siglec-6 mAb That Inhibits and Depletes Mast Cells

AK006 Shows High Association with Inhibitory Molecules Mast Cell Inhibition AK006 SHP-1 AK006/SHP-1

AK006 Inhibits Mast Cell Activation in Human Tissues IgE-Activated Human Tissue Mast Cells AK006 inhibits IgE-mediated mast cell activation Human Tissue Mast Cell Activation Assay n=3 human donors

AK006 Inhibits KIT-Mediated Mast Cell Activation in Siglec-6 Transgenic Mice Mast Cell Activation AK006 inhibits KIT-mediated mast cell activation SCF, stem cell factor; * p < 0.01; n=7-8 mice/group Cytokines and Chemokines CD63 IL-6 TNF CXCL1 / GRO- CCL2 / MCP-1

49

AK006 Reduces IL-33-Mediated Skin Inflammation in Siglec-6 Transgenic Mice

IL-33-driven Skin Inflammation Model



ISO or AK006
Day 0
Day 1
Day 2
Immune cell infiltration in ear
Intradermal IL-33 injection

Immune Cell Infiltration in Skin



Neutrophils
Mast Cells
Monocytes
% of Viable Immune Cells
10
8
6
4
2
0
3
2
1
0
5
4
3
2
1
0
*
*
PBS
IL-33 - ISO
IL-33 - AK006

* p < 0.01; n=6 mice/group

AK006 inhibits IL-33-mediated inflammation via MC inhibition and reduction

Allakos

AK006 Inhibits Allergic Contact Dermatitis in Siglec-6 Transgenic Mice Skin Inflammation AK006 reduces skin inflammation * p < 0.01; n=6-7 mice/group DNFB, 2,4-dinitrofluorobenzene Cytokines in Ex Vivo-Cultured Ears

Financial Overview & Key Milestones

Balance Sheet and Significant IP Protection Cash, Cash Equivalents and Investments in Marketable Securities as of March 31, 2021 $246.7 M Common Shares Outstanding 54.7 M First Lirentelimab US patents to expire in 2035 without extensions or additional IP Commercial manufacturing already established for subcutaneous lirentelimab Expected Cash Runway into Q1 2024

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Allakos Pipeline

Antibody Program	Indication	Discovery	Preclinical	Phase 1	Phase 2	Phase 3	Registration	Milestone
Active Lirentelimab (AK002) Trials	Atopic Dermatitis							Initiated 4Q 2021; Topline expected 2H 2023
	Chronic Spontaneous Urticaria							Initiation mid-2022; Topline expected 2H 2023
	EoD: EoDyssey							Topline data expected Q3 2022
Completed Lirentelimab (AK002) Trials	EG and/or EoD: ENIGMA1							Completed 2019
	EG and/or EoD: ENIGMA2							Completed 2021
	EoE: KRYPTOS							Completed 2021
	Chronic Urticaria							Completed 2019
	Severe Allergic Conjunctivitis							Completed 2019
	Indolent Systemic Mastocytosis							Completed 2019
AK006 (Anti-Siglec-6)	Inflammatory Diseases							IND expected 1H 2023
AK007 (Undisclosed Target)	Inflammation							Ongoing
	Immuno-Oncology							Ongoing

EG = Eosinophilic Gastritis; EoD = Eosinophilic Duodenitis; EoE = Eosinophilic Esophagitis